                             CNL Income Fund, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------


Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                             CNL Income Fund, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner_____Date     Signature of Co-Owner (if any)___Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION FORM IN THE ENVELOPE
PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800   -
   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund II, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund II, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------


Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date


            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund II, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund II, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner_____Date     Signature of Co-Owner (if any)___Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund III, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund III, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund III, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund III, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund IV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund IV, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund IV, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund IV, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund V, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund V, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund V, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund V, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund VI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VI, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund VI, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VI, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund VII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VII, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund VII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VII, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund VIII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund VIII, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund VIII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund VIII, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date
                                        Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund IX, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund IX, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207- 3159.

                            CNL Income Fund IX, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund IX, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   -------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund X, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund X, Ltd. (the "Fund"). The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund X, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund X, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund XI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XI, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund XI, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XI, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund XII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XII, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------


Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date


            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund XII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XII, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund XIII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XIII, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund XIII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XIII, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund XIV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XIV, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund XIV, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XIV, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                            CNL Income Fund XV, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XV, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                            CNL Income Fund XV, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XV, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable Notes, due
    , 2006, which is described in the Prospectus/Consent Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date     Signature of Co-Owner (if any)___Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund XVI, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XVI, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the         [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund XVI, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XVI, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner_____Date     Signature of Co-Owner (if any)___Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                           CNL Income Fund XVII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XVII, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST" the       [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                           CNL Income Fund XVII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the XVII undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's %
Callable Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------   ----------------------------------------
Signature of Limited Partner_____Date   Signature of Co-Owner (if any)______Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR NAME
 (Includes name of the Partnership)     APPEARS ON THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.

                          CNL Income Fund XVIII, Ltd.

                                  CONSENT FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
   , 1999, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to CNL American Properties Fund, Inc. proposed acquisition by merger (the "Acquisition") of CNL Income Fund XVIII, Ltd. (the "Fund"), and certain amendments to the partnership agreement of the Fund. The undersigned hereby votes as set forth below with respect to all Units of limited partnership which the undersigned may be entitled to vote.

   Please put an "X" in the appropriate box to vote "FOR" the Acquisition, "AGAINST" the Acquisition or to "ABSTAIN" from voting with respect to the Acquisition. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.

  [_]"FOR" my Fund's         [_]"AGAINST" my          [_]"ABSTAIN" from
     participation in           Fund's                   voting with
     the Acquisition.           participation in         respect to the
                                the Acquisition.         Acquisition.

  [_]"FOR" the               [_]"AGAINST'' the        [_]"ABSTAIN" from
     amendments to the          amendments to the        voting with
     partnership                partnership              respect to the
     agreement.                 agreement.               amendments to the
                                                         partnership
                                                         agreement.


   In order to make certain that the Acquisition is approved, a Limited Partner who favors the Acquisition must vote FOR the Acquisition and FOR the amendments to the partnership agreement.

   This Consent Form must be completed and returned to the Fund in the postage
prepaid envelope provided prior to 5:00 p.m., Eastern time, on    , 1999 or,
upon notice, such later date as may be selected by the general partners.

-------------------------------------     -------------------------------------

Signature of Limited Partner     Date     Signature of Co-owner (if any)   Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)       NAME APPEARS ON THE MAILING LABEL,
                                          UNLESS YOUR NAME IS PRINTED
                                          INCORRECTLY.

   TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-  -   .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Acquisition and "FOR
" for the amendments to
the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the
Prospectus/Consent Solicitation Statement dated    , 1999, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800)207-3159.

                          CNL Income Fund XVIII, Ltd.

                         CASH/NOTE OPTION ELECTION FORM

   Reference is made to the Prospectus/Consent Solicitation Statement dated
    , 1999, and the transmittal letter attached hereto, sent with this Cash/Note Option Election Form pursuant to which the undersigned may elect, the undersigned has voted "Against" the Acquisition and if CNL Income Fund XVIII, Ltd. (the "Fund") participates in the Acquisition, to exchange his, her or its Units received in the Acquisition with CNL American Properties Fund, Inc. ("APF") for consideration in the form of 10% cash and 90% in APF's % Callable
Notes, due     , 2006, which is described in the Prospectus/Consent
Solicitation as the "Cash/Notes Option."

   The undersigned, a Limited Partner in the Fund, if the Fund is acquired in the Acquisition, will receive and retain APF Shares, unless the following election is marked:

  [_] Cash/Note Option Election: I wish to tender my limited partnership Units to APF in exchange for the Cash/Notes Option as described in the Prospectus/Consent Solicitation Statement.

   This Cash/Note Option Election Form may be submitted at any time so that it
is received prior to 5:00 p.m. Eastern time, on      , 1999 or, upon notice,
such later date as may be selected by APF and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any
time prior to     , 1999.

-------------------------------------     -------------------------------------
Signature of Limited Partner_____Date     Signature of Co-Owner (if any)___Date

            MAILING LABEL               PLEASE DATE; SIGN EXACTLY AS YOUR
 (Includes name of the Partnership)     NAME APPEARS ON THE MAILING LABEL,
                                        UNLESS YOUR NAME IS PRINTED
                                        INCORRECTLY.

   TO SUBMIT YOUR ELECTION, MAIL THIS CASH/NOTE OPTION ELECTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX
TO 800   -   .

   DO NOT RETURN THIS CASH/NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE APF SHARES IN THE ACQUISITION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE ACQUISITION AND THE RELATED AMENDMENTS TO THE PARTNERSHIP AGREEMENT, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS CASH/NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE APF SHARES RECEIVED IN THE ACQUISITION.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL D.F. KING & CO., THE INFORMATION AGENT, AT (800) 207-3159.